Exhibit 10.5

CERTAIN INFORMATION, IDENTIFIED BY [*****], HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

AMENDMENT NO. 6 TO LOAN ORIGINATION AGREEMENT

THIS AMENDMENT NO. 6 TO LOAN ORIGINATION AGREEMENT (this “Amendment”) is made as of January 31, 2019 (the “Effective Date”) by and between GreenSky, LLC, a Georgia limited liability company (“Servicer”), and Fifth Third Bank, an Ohio-chartered, FDIC-insured bank (“Lender”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Origination Agreement (as defined herein).
WITNESSETH:
WHEREAS, Lender and Servicer have previously entered into that certain Loan Origination Agreement dated as of August 25, 2016, as amended (collectively, the “Loan Origination Agreement”);
WHEREAS, Lender and Servicer desire to further amend the Loan Origination Agreement as set forth herein;
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Servicer hereby agree as follows:
1.    Effective as of Effective Date, the Loan Origination Agreement is hereby amended as follows:
a.    Section 2.01(a) of the Loan Origination Agreement is hereby amended by adding the following sections at the end thereof:
“(vi)     Servicer and Lender shall comply with all of the terms, conditions and provisions of Schedule A, Schedule A-1, and Schedule A-2, including, without limitation, those related to [*****], which are incorporated by reference herein and made a part hereof.
(vii)     [*****].”
b.    Section 2.03 of the Loan Origination Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

“Section 2.03    Improper Loans. As Lender's non-exclusive remedy, Servicer shall immediately reimburse the Lender for any Loan found to be improperly (under the terms of this Loan Origination Agreement) or illegally (including for non-compliance with any Law) originated, including Loans that do not comply with Lender’s Underwriting Criteria (other than a failure to comply with [*****] for which the remedies are otherwise specified in this Agreement), by paying Lender an amount equal to the Outstanding Balance of such Loan (except to the extent that Lender previously has been paid for the receivable attendant to such Loan pursuant to the Servicing Agreement or otherwise). In addition, [*****]. Lender shall remain the lender of record for, and continue to own any such Loan referred to in this Section 2.03, unless the Loan is assigned to another lender in the GreenSky® Program.”

Exhibit 10.5

CERTAIN INFORMATION, IDENTIFIED BY [*****], HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

c.    Schedule A to the Loan Origination Agreement is hereby amended by adding the following as a new section to the cover page of such schedule at the end thereof:
[***Approximately three pages redacted.***]

d.    Schedule A-1 to the Loan Origination Agreement is hereby amended by deleting the “[*****]” section thereof and substituting the following in lieu thereof:
“[*****]

A.	[*****].”

e.    Schedule A-1 to the Loan Origination Agreement is hereby amended by deleting the “[*****]” section thereof and substituting the following in lieu thereof:
“[*****].”

f.    Schedule A-2 to the Loan Origination Agreement is hereby amended by deleting the “[*****]” section thereof.
2.    Except as expressly amended hereby, the Loan Origination Agreement shall remain in full force and effect.
3.    This Amendment may be executed and delivered by Lender and Servicer in facsimile or PDF format and in any number of separate counterparts, all of which, when delivered, shall together constitute one and the same document.

[Signature page follows]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

SERVICER:

GREENSKY, LLC

By:     /s/ Robert Partlow
Name:    Robert Partlow
Title:    CFO

LENDER:

FIFTH THIRD BANK

By:     /s/ Richard Stein
Name:    Richard Stein
Title:    EVP - Chief Credit Officer

By:     /s/ Ben Hoffman
Name:    Ben Hoffman
Title:    SVP